GENERAL (Schedule of Results of Discontinued Operations) (Details) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Summarized results of operations for TABS Brazil Ltda.:
Total operating expenses (income)	$ (73)		$ 84
Operating (loss) income	73		(84)
Net (loss) income from discontinued operations	$ 73		$ (84)
Basic and diluted net income (loss) per Ordinary share from discontinued operations	$ 0.02		$ (0.02)